Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NeoVolta, Inc. (the “registrant”) on Form 10-K for the year ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Bond, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of this Sarbanes Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant at the dates and for the periods indicated.

By: /s/ Steve Bond
Steve Bond
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
September 22, 2023